UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2004 (January 21, 2004)

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523
(Address of principal executive offices)	(Zip Code)

(703) 876-3000
(Registrant’s telephone number, including area code)

Items 12. Results of Operations and Financial Condition

     On January 21, 2004, General Dynamics Corporation issued a press release announcing that there was a typographical error in its fourth quarter earnings announcement. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Exhibit

     99.1 – General Dynamics press release dated January 21, 2004, with respect to the correction of a typographical error in fourth quarter earnings announcement.

Any “Forward-Looking Statements” in this Form 8-K as to future results of operations and financial projections reflect the company’s views, but are necessarily subject to risks and uncertainties and no assurances can be given that such expressed or implied results will be achieved. A more complete expression of these risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission, and you are encouraged to review these filings, of which the form 10-K and forms 10-Q may be of particular interest.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz

John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: January 21, 2004